UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

HARDINGE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

HARDINGE INC.

Notice of 2006 Annual Meeting and Proxy Statement

Dear Stockholder:

The directors and officers of Hardinge Inc. are pleased to invite you to attend the 2006 Annual Meeting of our stockholders, which will be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 2, 2006, at 9:00 A.M.

At the meeting, we will (i) elect two Class III directors and (ii) vote on a proposal to ratify the appointment of Ernst & Young LLP as Hardinge’s independent public accountants, each as described in the formal notice of the meeting and Proxy Statement appearing on the following pages. We also will report on the progress of Hardinge and comment on matters of current interest. Stockholders will have an opportunity to comment or ask questions.

It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or by mail. The toll-free telephone number, Internet address and instructions for voting are shown on page 1 of the proxy statement. Alternatively, if you received a printed proxy card, you may vote by signing and dating it and returning it in the envelope provided.

Sincerely,
/s/ J. Patrick Ervin
J. Patrick Ervin
Chairman of the Board, Chief
Executive Officer and President

Corporate Headquarters-One Hardinge Drive, Elmira, NY  14902-1507

HARDINGE INC.

One Hardinge Drive, Elmira, NY  14902

To the Stockholders of
Hardinge Inc.

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of the Stockholders of HARDINGE INC. will be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 2, 2006, at 9:00 A.M., for the following purposes:

(1)         To elect to the Board of Directors two Class III directors;

(2)         To consider ratification of the appointment of Ernst & Young LLP as Hardinge’s independent public accountants for the fiscal year ending December 31, 2006; and

(3)         To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on March 7, 2006, has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,
/s/ J. PHILLIP HUNTER
J. PHILIP HUNTER
Secretary

Dated:	March 31, 2006
Elmira, New York

2006 ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

TABLE OF CONTENTS

INFORMATION ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING.	1
ACTION TO BE TAKEN UNDER THE PROXY	2
PROPOSAL NO. 1—NOMINEES FOR ELECTION AS DIRECTORS.	2
COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	4
Security Ownership of Certain Beneficial Owners	4
Security Ownership of Management	5
Section 16(a) Beneficial Ownership Reporting Compliance	6
Equity Compensation Plan Information	6
COMPENSATION OF EXECUTIVE OFFICERS	7
Report of the Compensation Committee on Executive Compensation	7
Summary Compensation Table	9
Option Grants in Last Year	10
Stock Price Performance Graph	11
Pension Plan	12
Employment Agreements	12
INDEPENDENCE AND COMPENSATION OF DIRECTORS AND COMMITTEE FUNCTIONS AND MEETINGS	13
Board of Directors	13
Audit Committee	13
Nominating and Governance Committee	14
Compensation Committee	15
Investment Committee	16
Executive Sessions	16
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	17
PROPOSAL NO. 2—PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS	18
STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING	19
DIRECTOR COMMUNICATIONS	19
OTHER MATTERS	20

HARDINGE INC.

One Hardinge Drive, Elmira, NY  14902

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Hardinge Inc. (the “Company”) to be held on Tuesday, May 2, 2006 at 9:00 A.M., at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting of Stockholders are being mailed to stockholders on or about March 31, 2006.

Before the meeting, registered shareholders may vote shares in one of the following three ways: (1) by Internet at www.computershare.com/expressvote, (2) by Telephone (within the United States and Canada) at 1-800-652-VOTE (8683), or (3) by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Please refer to the proxy card for further instructions on voting via the Internet and by Telephone.

Please follow the directions on your proxy card carefully. If you hold shares in the name of a broker, your ability to vote those shares by Telephone or via the Internet depends on the voting procedures used by your broker, as explained below. The New York Business Corporation Law provides that a shareholder may appoint a proxy by electronic transmission, so we believe that the Telephone and Internet voting procedures available to shareholders are valid and consistent with the requirements of applicable law.

If your shares are held in a brokerage account in the name of your bank or broker (this is called “street name”), those shares are not included in the total number of shares listed as owned by you on the enclosed proxy card. Instead, your bank or broker will send you directions on how to vote those shares. If your shares are held in the name of a brokerage firm, your shares might be voted even if you do not provide the brokerage firm with voting instructions. Under the rules of NASDAQ, on certain “routine” matters, brokerage firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. The election of directors and the proposal to ratify the appointment of Ernst & Young LLP as our independent auditors are considered routine matters for this purpose, assuming that no contest arises as to any of these matters.

You may change your vote or revoke your proxy at any time before the polls close at the meeting. You may change your vote by (1) signing another proxy card with a later date and returning it to Hardinge’s Corporate Secretary at One Hardinge Drive, Elmira, New York 14902, prior to the meeting, (2) voting again by Telephone or via the Internet prior to the meeting; or (3) voting again at the meeting. You may also revoke your proxy prior to the meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Corporate Secretary at the address listed above.

If you sign and return your proxy card or complete the Internet or Telephone voting procedures, but do not specify how you want to vote your shares, we will vote them as follows:  for the election of each of the director nominees, and for the approval ratifying the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending December 31, 2006.

Abstentions are voted neither “for” nor “against,” but are counted in the determination of a quorum. If you wish to give your proxy to someone other than those individuals designated on the enclosed proxy card, all three names appearing on the proxy card must be crossed out and the name of another person or persons inserted. The signed card must be presented at the meeting by the person or persons representing you.

As a matter of policy, proxies ballots and voting tabulations that identify individual shareholders are kept private by the Company. Such documents are available for examination only by the inspectors of election and certain personnel associated with processing proxy cards and tabulating the vote. The vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

Shares allocated to the accounts of participants in the Hardinge Inc. Retirement Plan may be voted through separate directions exactly as outlined above. If a participant also owns shares outside this Plan, the participant must vote separately for those shares. The trustee of the Retirement Plan will vote the number of shares allocated to a participant’s account or accounts under such Plan in accordance with the directions of the participant. Shares for which the trustee receives no instructions will be voted by the trustee in the same proportion as shares for which voting instructions have been received.

Only stockholders of record at the close of business on March 7, 2006, are entitled to receive notice of and to vote at the Annual Meeting. As of March 7, 2006, there were 8,853,664 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. There are no cumulative voting rights. Nominees for director will be elected by a plurality of votes cast at the Annual Meeting by holders of Common Stock present in person or by proxy and entitled to vote on such election. Any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in the Certificate or By-laws. Only shares affirmatively voted in favor of a nominee will be counted toward the achievement of a plurality. Votes withheld (including broker non-votes) and abstentions are counted as present for the purpose of determining a quorum but are not counted as votes cast.

ACTION TO BE TAKEN UNDER THE PROXY

It is proposed that at the Annual Meeting action will be taken on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders and described in this Proxy Statement. The Board of Directors does not know of any other business to be brought before the Annual Meeting, but it is intended that, as to any such other business, a vote may be cast pursuant to the proxies granted in accordance with the judgment of the person or persons acting thereunder; and should any herein-named nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is intended that the persons acting under such proxies will vote for the election, in the stead of such nominee, such other person as the Board of Directors may recommend.

PROPOSAL NO. 1:

NOMINEES FOR ELECTION AS DIRECTORS

The Company’s Board of Directors is divided into three classes. Nominees Douglas A. Greenlee and John J. Perrotti are Class III directors, and if elected at the Annual Meeting, Messrs. Greenlee and Perrotti will serve a term of three years expiring at the 2009 Annual Meeting, or when their respective successors have been duly elected and qualified.

The following table sets forth with respect to each nominee for director and each director continuing in office such person’s length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and any other directorships such person holds in companies with securities registered pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.

	Principal Occupations During Past 5 Years;	Length of Service
	Other Positions Held with the Company;	as Director and
Name and Age	Other Directorships of Publicly Traded Companies	Expiration of Term
Nominees for Class III Directors:
Douglas A. Greenlee	Coordinator Life Skills of Way Station, Inc. since	Since 1979
(Age 58)	May 2003; formerly Owner, Harpers Ferry Wood Products; Attorney and Certified Public Accountant; Chairman of the Company’s Investment Committee and member of the Nominating and Governance Committee.	Expires 2006
John J. Perrotti	President and Chief Executive Officer of Gleason	Since 2003
(Age 45)

Corporation since July 2005; President and Chief Operating Officer from January 2005 to July 2005; Executive Vice President and Chief Financial Officer from March 2002 to December 2004; prior thereto Vice President—Finance and Treasurer; Chairman of the Company’s Audit Committee and member of the Investment Committee.

Expires 2006
Continuing in Service:
Class I Directors:
J. Patrick Ervin	Chief Executive Officer of the Company since	Since 2001
(Age 48)

May 1, 2001, Chairman of the Board since January 1, 2003 and President since April 2000; formerly Chief Operating Officer, Executive Vice President—Operations, and Senior Vice President—Manufacturing, Engineering and Marketing.

Expires 2007
Mitchell I. Quain	Former Chairman of Register.com, Inc., an internet	Since 2004
(Age 54)

services provider, 2002 to 2005; Vice Chairman of ABN AMRO from which he retired in November 2001, having been with predecessor companies since 1997; Currently Director, Magnetek, Inc., Strategic Distribution, Inc., Titan International, Inc. and ACI Capital Corp.; Member of the Company’s Compensation and Investment Committees.

Expires 2007
Kyle H. Seymour	Chairman, President and Chief Executive Officer,	Since 2004
(Age 45)

Xtek, Inc., since February 2002; Senior Vice President, UNOVA Corporation from May 2000 to February 2002; President, Cincinnati Machine Division of UNOVA Corporation from October 1998 to May 2000; Chairman of the Company’s Compensation Committee and member of the Audit Committee.

Expires 2007

Class II Directors:
Daniel J. Burke	President and Chief Executive Officer, Swift Glass	Since 1998
(Age 65)	Co., Inc., a fabricator of glass component parts; Chairman of the Company’s Nominating and Governance Committee and member of the Audit and Investment Committees.	Expires 2008
Philip Hunter	Partner, Sayles & Evans, a law firm; Secretary of	Since 1992
(Age 63)	the Company; Member of the Company’s Investment Committee.	Expires 2008

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The only persons who, to the knowledge of the management of the Company, owned beneficially on December 31, 2005 more than 5% of the Common Stock of the Company are set forth below. Unless otherwise indicated, each of the persons named below has sole voting and investment power with respect to the shares listed.

Name and Address of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership	%
Franklin Resources, Inc.	925,600	10.45%
One Parker Plaza, Sixteenth Floor
Fort Lee, NJ 07024
FMR Corp.	884,287	9.98%
82 Devonshire Street
Boston, MA 02109
Dimensional Fund Advisors Inc.	586,502	6.62%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401
Royce & Associates, LLC.	460,652	5.20%
1414 Avenue of the Americas
New York, NY 10019

SECURITY OWNERSHIP OF MANAGEMENT

Set forth below is the number of shares of Common Stock of the Company beneficially owned on December 31, 2005 by the directors and nominees for directors, by the Named Executive Officers employed on December 31, 2005 and listed in the Summary Compensation Table, and by all directors and 2005 Executive Officers of the Company as a group. Unless otherwise indicated, each of the persons named below, and directors and officers as a group, has sole voting and investment power with respect to the shares listed.

Name of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership(1)%
Daniel J. Burke(2)	15,044	*
Joseph T. Colvin(3)	45,781	*
J. Patrick Ervin	118,485	1.34%
Douglas A. Greenlee	11,225	*
J. Philip Hunter	26,428	*
John J. Perrotti	4,433	*
Mitchell I. Quain	4,781	*
Douglas G. Rich	34,667	*
Kyle H. Seymour	4,441	*
Douglas C. Tifft	80,622	*
Charles R. Trego, Jr.	0	*
All Executive Officers and Directors as a Group (11 persons)	345,907	3.91%

*                    Less than one percent of the Company’s outstanding shares of Common Stock.

(1)          Includes shares which may be purchased pursuant to stock options held by directors and executive officers that were exercisable within 60 days of December 31, 2005.  Mr. Hunter held 7,500, Mr. Burke 5,250, Mr. Greenlee 4,500, Mr. Ervin 26,000, Mr. Rich 5,167, Mr. Colvin 10,000, Mr. Tifft 10,000, Mr. Trego 0, and each of Messrs. Perrotti, Quain and Seymour held 1,500 of such options to purchase shares of Common Stock. Also includes all shares held by the Trustee of the Hardinge Inc. Retirement Plan allocated to members of the group who have sole voting power with respect to said shares. The Trustee holds for the benefit of Messrs. Colvin, Ervin, Rich, Tifft and Trego and all Executive Officers as a group 649, 1,378, 0, 1,333, 0, and 3,360 shares, respectively. Also includes shares subject to forfeiture and restrictions on transfer granted pursuant to the Company’s 1996 and 2002 Incentive Stock Plans.

(2)          Includes 150 shares held by Mr. Burke’s spouse, as to which Mr. Burke disclaims beneficial ownership.

(3)          Includes 2,190 shares held by Mr. Colvin’s spouse, as to which shares Mr. Colvin disclaims beneficial ownership.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of the Company’s Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Certain officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and its representatives and certain representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis.

EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information about the Company’s equity compensation plans, the Hardinge Inc. 1996 and 2002 Incentive Stock Plans, as of December 31, 2005. All outstanding awards relate to Hardinge Inc.’s Common Stock.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	184,288	$13.63	268,583	(1)
Equity compensation plans not approved by security holders	__	__	__
Total	184,288	$13.63	268,583

(1)          In addition to stock options, warrants and rights, the Hardinge Inc. 2002 Incentive Stock Plan provides for the award of restricted stock. Awards of restricted stock reduce the shares available for stock option grants. As of December 31, 2005, 128,000 restricted stock grants had been awarded under the 2002 plan, 30,500 shares of which have been forfeited since granted.

COMPENSATION OF EXECUTIVE OFFICERS

Report of the Compensation Committee on Executive Compensation:

The Company’s compensation policies applicable to executive officers are administered by the Compensation Committee (the “Committee”) of the Board of Directors, all of which Committee members are non-employee directors who meet all applicable independence standards. The compensation policies are designed to attract, motivate and retain qualified individuals required to manage the Company to meet its short- and long-term objectives and thereby increase stockholder value. Significant emphasis is also placed on encouraging executive officers to build their holdings of the Company’s stock to align their goals with those of the stockholders. The Company’s program on executive compensation consists of three primary components—base salary, annual incentive bonuses, and long-term incentives under incentive stock and other plans. The Committee recommends to the non-management Directors the salaries and incentive bonuses of Executive Officers with final determinations made by said Directors meeting in Executive Session. The Committee also reviews total compensation of other senior managers of the Company and its subsidiaries. The Committee also administers the incentive stock plans. The Committee considers total individual performance and the overall financial and other significant conditions of the Company in making its compensation recommendations. Each of the three components of executive compensation is reviewed for competitiveness and reasonableness in relation to a group of companies the Committee deems comparable.

The Committee has sole authority to retain, at the Company’s expense, and terminate any compensation consultant. During 2005 the Committee utilized the services of the Burke Group to assist it in performing its duties. Based on Burke Group’s report, total compensation for the Company’s officers approximated its peer group.

Base Salary:

Base salary for executive officers is established based on the individual’s job responsibilities, performance and experience, and the competitive environment. During 2005 executive officers received a modest base salary increase and a relatively low proportion of their overall targeted compensation in the form of base salary.

Incentive Bonuses:

The Committee administers the Company’s short-term Cash Incentive Plan which provides flexibility to the Committee from year to year to meet the ever-changing business environment, provides competitive profit-focused cash incentives for the corporate officers and allows the Chief Executive Officer to participate in establishing specific individual objectives for all officers other than himself, the achievement of which is rewarded by year-end cash bonuses if the Company is sufficiently profitable.

Incentive Stock Plans:

Under the 2002 Incentive Stock Plan (the “Plan”) shares of Common Stock have been set aside for grants to key employees of restricted stock and stock options. Under the Plan, restricted stock grants and stock options can be selected by the Committee for award to key executives with a view to increasing executive ownership of Company stock to encourage their focus on long-term corporate results and to link a substantial portion of executive pay and financial incentive to increases in stockholder value. Individual restricted stock and stock option awards are based upon an executive’s responsibilities and role in increasing stockholder value and the Committee’s evaluation of individual performance based upon qualitative and quantitative measurements, together with the Company’s financial performance. No consideration is given to the number of shares currently directly or indirectly owned. Restrictions on restricted shares awarded lapse upon passage of time as established by the Committee on the date of the award, if said shares are not earlier forfeited. For the year 2005, the Committee recommended and the independent directors approved restricted stock grants vesting over a six-year period to Mr. Ervin, 21,500 shares; Mr. Rich, 6,500 shares; Mr. Colvin, 5,000 shares; and Mr. Tifft, 3,500 shares.

Retention Bonuses:

Due to the severe machine tool recession, in October 2001 executive officer salaries were reduced by 10%, and other than one promotional increase, there were no base salary increases thereafter through the end of 2003. No cash bonuses were paid during the years 2001-2004, and the Company’s traditional restricted stock awards were isolated and modest. In light of the prospect of improving business conditions, the Committee did determine in January 2004 to implement an executive retention bonus program to help alleviate their concerns in the Company’s ability to retain its key executives. All of said bonuses are payable semi-annually during the years 2004-2006 and are subject to forfeiture if the executive is not employed on the respective payment dates. Said retention bonuses have been considered by the Committee in determining base salaries.

Compensation of Chief Executive Officer:

The compensation of Mr. Ervin was determined in accordance with the compensation principles and plans discussed in this report. In setting the compensation for the Chief Executive Officer, the Committee considers the total level of compensation resulting from both short-term and long-term compensation elements. Taking into account improved corporate profitability, achievement of successful acquisitions, establishment of a China manufacturing facility, and other important achievements by the Company, Mr. Ervin’s base salary was increased in July 2005 to $300,000. Pursuant to the terms of the executive retention bonus program explained above, Mr. Ervin received an $80,000 retention bonus in 2005. In addition, he was granted a restricted stock award for 21,500 shares vesting over a six-year period. Also in February 2006 the Committee evaluated Mr. Ervin’s performance against corporate goals and predetermined objectives and in recognition of significant improvement in year over year results, and fulfillment of objectives, determined to pay him a bonus under the Cash Incentive Plan in the amount of $228,000.

Compensation Deductibility:

During 2005 the Compensation Committee had not yet developed a policy in order to qualify any compensation to the five highest-paid executive officers in excess of $1 Million per year for federal tax deductibility pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee intends to balance the interests of the Company in maintaining flexible incentive plans and the manner and extent to which the Company benefits from the compensation package paid to any executive officer against the possible loss of a tax deduction if and when taxable compensation for any of the five highest-paid executive officers exceeds $1 Million per year.

Compensation Committee Interlocks and Insider Participation:

In 2005, only independent directors served on the Compensation Committee. No inside directors serve on this Committee. No member of the Committee had any relationship with Hardinge requiring disclosure under Item 404 of SEC Regulation S-K. No executive officer of Hardinge served on any board of directors or compensation committee of any other company for which any Hardinge directors served as an executive officer at any time during 2005.

Kyle H. Seymour, Chair	Mitchell I. Quain

EXECUTIVE COMPENSATION

Summary Compensation Table:

The following table sets forth information with respect to compensation paid by the Company for periods during the last three years to the Chief Executive Officer and the four other most highly compensated executive officers (and Chief Financial Officer who terminated employment during 2005) as measured by salary and bonus (the “Named Executive Officers”).

				Long-Term Compensation
				Awards		Payouts
				Restricted	Securities
Name and	Annual Compensation(1)			Stock	Underlying	Retention	All Other
Principal Position	Year	Salary	Bonus	Awards(2)	Options (#)	Payouts	Compensation
J. Patrick Ervin	2005	$282,500	$228,000	$314,760	-0-	$80,000	$-0-
Chairman of the Board,	2004	218,500	-0-	-0-	-0-	125,000	-0-
Chief Executive Officer	2003	207,000	-0-	144,540	-0-	-0-	-0-
and President
Joseph T. Colvin	2005	$145,000	$27,200	$73,200	-0-	$25,000	$-0-
Vice President—General	2004	128,250	-0-	-0-	-0-	55,000	-0-
Manager—Workholding	2003	121,500	-0-	56,210	-0-	-0-	-0-
Operations
Douglas C. Tifft	2005	$140,000	$48,825	$51,240	-0-	$15,000	$-0-
Senior Vice President—	2004	118,750	-0-	-0-	-0-	32,500	-0-
Administration	2003	112,500	-0-	40,150	-0-	-0-	-0-
Douglas G. Rich	2005	$160,000	$-0-	$95,160	-0-	$25,000	$-0-
Vice President—General	2004	140,000	-0-	-0-	-0-	70,000	-0-
Manager—U.S. Machine	2003	141,250	-0-	100,955	-0-	-0-	-0-
Division
Charles R. Trego, Jr	2005	$39,243	$5,250	-0-	-0-	$-0-	-0-
Senior Vice President and	2004	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer	2003	-0-	-0-	-0-	-0-	-0-	-0-
from October 31, 2005
Former Executive Officer:
Richard L. Simons	2005	$100,208	$-0-	$139,080	-0-	$20,000	$-0-
Executive Vice President	2004	152,000	-0-	-0-	-0-	80,000	-0-
and Chief Financial Officer to	2003	144,000	-0-	96,360	-0-	-0-	-0-
July 15, 2005

(1)          Any perquisites or other personal benefits received from the Company by any of the Named Executive Officers were substantially less than the reporting thresholds for “other annual compensation” established by the Securities and Exchange Commission (the lesser of $50,000 or 10% of the individual’s cash compensation).

(2)          Reflects grants made in each of the respective years. As of December 31, 2005, Messrs. Ervin, Simons, Rich, Colvin, Tifft and Trego held 60,500, 0, 29,500, 25,750, 27,000 and 0, respectively, restricted shares of Common Stock having an aggregate value on that date of $1,047,860, $0, $510,940, $445,990, $467,640 and $0, respectively, based upon the closing price of the Company’s Common Stock on NASDAQ on December 31, 2005. The restrictions on these shares lapse on a scheduled time basis, or earlier, upon death and other conditions as provided in restricted stock agreements with said persons. The officers are entitled to vote said shares and to receive any and all dividends paid on the stock. No restricted stock shares will unconditionally vest, in whole or in part, in under three years from the date of the grant. Upon a change in control, all conditions and restrictions on all restricted stock will lapse in their entirety in the event of a termination of the employee’s employment with the Company or a subsidiary within four years following a change of control as defined in the agreements entered into pursuant to the Plans.

The following table shows information about options exercised in 2005 and options held at the end of 2005 for each of the Named Executive Officers in the Summary Compensation Table.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
YEAR-END OPTION VALUES

	Shares		Number of Unexercised	Value of Unexercised
	Acquired	Value	Options at	In-the-Money Options
	On Exercise	Realized	December 31, 2005 (#)	at December 31, 2005 ($)
Name	(#)	($)	Exercisable/Unexercisable(1)(2)	Exercisable/Unexercisable
J. Patrick Ervin	—	—	26,000/0	$179,500/0
Richard L. Simons	—	—	0/0	0/0
Douglas G. Rich	4,833	35,705	5,167/0	$32,198/0
Joseph T. Colvin	—	—	10,000/0	$70,900/0
Douglas C. Tifft	—	—	10,000/0	$66,060/0
Charles R. Trego, Jr.	—	—	0/0	0/0

(1)          All options shown above, when exercisable, entitle the holder to purchase shares of Hardinge Inc. Common Stock. The options were granted under the 1996 and 2002 Incentive Stock Plans. Options were granted at 100% of the fair market value on the date of grant and vest in varying increments at specified periods. The term of these options may not exceed 10 years and may be shorter as a result of a participant’s death or termination of service.

(2)          Calculated by:  (A) determining the difference between (1) $17.32, which was the per share fair market value of the Company’s common stock on December 31, 2005, and (2) the exercise price of the option; and (B) multiplying such difference by the total number of shares under option.

Performance Graph:

The graph below compares the five-year cumulative total return for Hardinge Inc. Common Stock with the comparable returns for the NASDAQ Stock Market(U.S.)Index and a group of eight peer issuers selected for their presence in the machine tool industry. Said peer group includes Circor International Inc., Flow International Corp., Hurco Companies Inc., Kadant Inc., Kaydon Corp., Magnetek Inc., NN Inc., and Sun Hydraulics Corp. Cumulative total return represents the change in stock price and the amount of dividends received during the indicated period, assuming reinvestment of dividends. The graph assumes an investment of $100 on December 31, 2000. The stock performance shown in the graph is included in response to SEC requirements and is not intended to forecast or to be indicative of future performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG HARDINGE, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
AND A PEER GROUP

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Hardinge Inc.	$100	$70	$61	$86	$99	$130
NASDAQ Stock Market	$100	$80	$56	$84	$92	$94
Peer Group	$100	$100	$81	$109	$129	$136

Pension Plan:

The Company maintains a non-contributory defined benefit Pension Plan for all employees first employed prior to March 1, 2004. Normal retirement is at age 65; however, retirement before age 65 can be selected under certain conditions. Annual pensions are computed on the basis of adjusted career average compensation, excluding bonuses. The adjusted career average compensation formula is the sum of (a) for service prior to December 1, 1993, 1.25% of the annual compensation rate as of December 1, 1993, times the number of years of service prior to December 1, 1993, plus (b) 1.5% of the annual compensation on or after December 1, 1993. Pension amounts are not subject to reductions for Social Security benefits or offset amounts but are subject to federal law limitations on pensions payable under tax qualified plans.

The Company also maintains a non-qualified, unfunded benefit plan called the Executive Supplemental Pension Plan (“Supplemental Plan”) currently covering Mr. Ervin. The annual benefits under the Supplemental Plan are determined on the basis of the average of the three highest years base salary of the final five years of employment plus cash bonuses (limited each year to 50% of said year’s base salary) times 1.25% for each year of service. Benefits under the Supplemental Plan are reduced by benefits payable under the Pension Plan.

For the Named Executive Officers who were first employed prior to March 1, 2004 and remained employed on December 31, 2005, and who remain continuously employed at current compensation levels until retirement at the normal retirement age of 65, the estimated annual pension amounts payable under the Pension and Supplemental Plans for Messrs. Ervin, Rich, Colvin and Tifft would be $196,733, $54,426, $27,390 and $68,006, respectively. Pensions described are straight-life annuity amounts not reduced by joint and survivorship provisions which are available to all retirees through reductions in pensions otherwise payable. Mr. Trego, hired subsequent to March 1, 2004, is not eligible for participation in the Company’s Pension Plan, but he is eligible for its Retirement Plan, a 401(k) defined contribution plan, which provides significantly greater benefits to those hired after March 1, 2004 than those employees hired before said date. The other Executive Officers received no benefits under the Retirement Plan during 2005.

The Company also provides Messrs. Ervin, Colvin and Tifft a contractual retirement lump sum payment. These obligations are funded with life insurance policies on the lives of said executives, which policies are owned by the Company with the Company being the sole beneficiary in the event of the death of the executive. Upon retirement on or after age 55, the executive is entitled to an amount equal to the then cash surrender value of said policies payable in one lump sum payment, and in the case of death while in service, the executive’s named beneficiary is entitled to an amount equal to the death benefit proceeds received by the Company. The cash surrender values of said policies on December 31, 2005 for Messrs. Ervin, Colvin and Tifft were $48,265, $91,785 and $55,625, respectively.

Employment Agreements:

The Company has entered into written employment contracts with Messrs. Ervin, Rich, Colvin, Tifft and Trego (the “officers”). The term of each employment agreement is two years, with automatic, successive one-year extensions unless either party provides the other with 60 days’ prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each officer’s employment agreement will be automatically extended for a period of two years following the date of the change of control. Officers’ bonuses shall be determined in accordance with an annual bonus policy.

If an officer is terminated without cause, or resigns for good reason (as such term is defined in the employment agreements), such officer will be entitled to continued payment of his base salary for the greater of six months or the remainder of the current term. If an officer is terminated without cause or resigns for good reason (as such term is defined in the employment agreements) on or after a change of control, or resigns for any reason at any time six months or more following a change of control, such officer will be entitled (i) to receive a lump sum cash payment equal to one and one-half times the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company’s expense, in the Company’s welfare benefit plans for a period of three years following his resignation or termination. Such lump sum cash payments shall be subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed “excess parachute payments” within the meaning of Section 280G of the Internal Revenue Code.

INDEPENDENCE AND COMPENSATION OF DIRECTORS

AND COMMITTEE FUNCTIONS AND MEETINGS

Board of Directors:

The Board of Directors has determined that Messrs. Burke, Greenlee, Perrotti, Quain, and Seymour meet the criteria for independence as required by the listing standards of the NASDAQ Stock Market (“NASDAQ”) and other applicable laws and that none of said persons have any relationship with the Company that would impair their independence as so defined.

All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2005. It is the policy of the Company that all Board members and Board nominees attend the Annual Meeting unless unavoidable circumstances, business or personal, arise. All Board members and 2005 nominees attended the 2005 Annual Meeting.

During 2005, the members of the Board who are not full-time employees of the Company were paid an annual retainer of $32,000 payable one-half in stock and the remaining one-half in either stock or cash as elected by the director, $1,500 for each Board meeting attended, and $1,000 for each committee meeting attended. The Chair of the Audit Committee is paid an additional annual retainer of $4,000 and the Chairs of each other committee, $2,000.

The Board of Directors held six scheduled meetings during the year ended December 31, 2005. The Board has standing Audit, Nominating and Governance, Compensation, and Investment Committees.

Audit Committee:

The Chair of the Audit Committee is Mr. Perrotti. Other members are Messrs. Burke and Seymour. All members have been determined to be independent under all applicable laws. Mr. Perrotti has been designated by the Board of Directors as the Audit Committee’s financial expert as defined by SEC rules and applicable listing standards. The Audit Committee assists the Board in fulfilling its responsibilities for generally overseeing the Company’s financial reporting processes and the audit of the Company’s financial statements, including the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the qualifications and independence of the independent registered public accounting firm, the performance of the independent registered public accounting firm, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of the independent registered public accounting firm; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company’s disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company’s compliance programs with respect to legal and regulatory requirements; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company’s financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent registered public accounting firm. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditors regularly meet privately with this Committee and have unrestricted access to this Committee. A copy of the Audit Committee Charter is available at the Company’s website (www.hardinge.com) under the heading “Investor Relations.”  During the year 2005, there were five Audit Committee meetings.

Nominating and Governance Committee:

The Chair of the Nominating and Governance Committee is Mr. Burke. The other member during 2005 was Mr. Greenlee. The Committee held four meetings during 2005. A copy of the Nominating and Governance Committee Charter is available at the Company’s website (www.hardinge.com) under the heading “Investor Relations.” The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of stockholders and evaluate the composition and organization of the Board of Directors and its committees. The Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board’s duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to stockholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include:  annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by stockholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members.

It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board of Directors from stockholders. Stockholder recommendations for candidates to the Board of Directors must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY 14902, and must include:  the candidate’s name, age, business address and residence address, the candidate’s principal occupation or employment, the number of shares of the Company which are beneficially owned by such candidate, a description of all arrangements or understandings between the stockholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A stockholder’s recommendation to the Chairman of the Board must also set forth:  the name and address, as they appear on the Company’s books, of the stockholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the stockholder and the date such shares were acquired by the stockholder, any material interest of the stockholder in such nomination, any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a stockholder proposal, and a statement from the recommending stockholder in support of the candidate, references for the candidate, and an indication of the candidate’s willingness to serve, if elected.

The Hardinge Inc. by-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals and director nominations, which are properly brought before an annual meeting of stockholders. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the Company’s principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to stockholders in connection with the previous year’s annual meeting of stockholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year’s proxy statement, notice by the stockholder, to be timely, must be so received a reasonable time before the solicitation is made.

Except as may be required by rules promulgated by NASDAQ, the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board of Directors, nor are there specific qualities or skills that are necessary for one or more of the members of the Board of Directors to possess. During 2005, the Committee rejected no candidate recommended by a beneficial owner of more than 5% of the Company’s stock.

In identifying and evaluating the individuals that it recommends that the Board of Directors select as director nominees, the Nominating and Governance Committee utilizes the following process:

•       The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the stockholders, as well as those candidates who have been identified by management, individual members of the Board of Directors or, if the Committee determines, a search firm. During 2005, no third party fee was paid to assist in identifying or evaluating nominees.

•       The Committee evaluates the performance and qualifications of individual members of the Board of Directors eligible for re-election at the annual meeting of stockholders.

•       The Committee considers the suitability of each candidate, including the current members of the Board of Directors, in light of the current size and composition of the Board of Directors. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and the like. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole.

•       After such review and consideration, the Committee recommends that the Board of Directors select the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

•       The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to the Board of Directors.

As of the date of this proxy statement, the members of the Nominating and Governance Committee are each independent for purposes of the listing standards of the NASDAQ Stock Market.

Compensation Committee:

The Chair of the Compensation Committee is Mr. Seymour. The other member of the Compensation Committee during 2005 was Mr. Quain. The Compensation Committee reviews and recommends to the Board of Directors salaries and bonuses of all Executive Officers and also administers the Company’s 1996 and 2002 Incentive Stock Plans and grants stock options and restricted stock awards thereunder. Other specific duties include overseeing succession planning; reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; approving severance arrangements and other applicable agreements for executive officers; overseeing the Company’s equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; and annually evaluating its performance and its charter.

As of the date of this proxy statement, the members of the Compensation Committee are each independent for purposes of the listing standards of the NASDAQ Stock Market. There were seven meetings of the Compensation Committee during 2005. A copy of the Compensation Committee Charter is available at the Company’s website (www.hardinge.com) under the heading “Investor Relations.”

Investment Committee:

The Chair of the Investment Committee is Mr. Greenlee. Other members include Messrs. Burke, Hunter, Perrotti and Quain. The Committee reviews the investments and performance of the Trustees of the Pension and Retirement Plans, fixes desirable goals and consults with the Trustees thereon. There were five meetings of the Committee during 2005.

Executive Sessions:

Non-management Directors meet regularly in executive sessions without management. “Non-management” Directors are all those who are not Company officers and include Directors, if any, who are not “independent” by virtue of the existence of a material relationship with the Company. All of Hardinge’s Directors are non-management Directors except Messrs. Ervin and Hunter. Executive Sessions are led by a “Lead Director.”  An executive session is held in conjunction with at least two regularly scheduled Board meetings and other sessions may be called by the Lead Director in his or her own discretion or at the request of the Board. Mr. Burke has been designated as the Lead Director. There were two executive sessions held during 2005.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s independent registered public accounting firm, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm, which reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

The Audit Committee met privately at its regular meetings with both the independent auditors and the Company’s chief executive officer and chief financial officer, each of whom has unrestricted access to the Audit Committee. The Audit Committee held five meetings during 2005.

The Company’s management is primarily responsible for the Company’s internal control and financial reporting process. The Company’s independent registered public accounting firm, Ernst & Young LLP, is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting and management’s assessment of the internal control over financial reporting. The Audit Committee monitors the Company’s financial reporting process and reports to the Board on its findings.

In this context, the Audit Committee hereby reports as follows:

1.                The Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.

2.                The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards, AU Section 380 (SAS No. 61), Communication with Audit Committees, as amended; Statement on Auditing Standards, AU Section 722 (SAS 100), Interim Financial Information; and Rule 2-07 of Regulation S-X, Communication with Audit Committees.

3.                The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”) and has discussed with the independent registered public accounting firm its independence.

4.                Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company’s independent registered public accounting firm. The Committee’s charter, which is available at the Company’s website (www.hardinge.com) under the heading “Investor Relations,” describes those other responsibilities.

Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent registered public accounting firm. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company’s financial statements by the independent registered public accounting firm has been carried out in accordance with auditing standards generally accepted in the United States.

John J. Perrotti, Chair	Kyle H. Seymour
Daniel J. Burke

PROPOSAL NO. 2:

PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors is seeking stockholder ratification of the appointment of Ernst & Young LLP as its independent auditors for 2006.

The Audit Committee of the Board of Directors has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company’s affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP as independent auditors has been approved by the Board of Directors upon the recommendation of the Audit Committee. If stockholders do not ratify the appointment of Ernst & Young LLP, the appointment of independent auditors will be reconsidered by the Audit Committee and the Board of Directors. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless recommend to the Board of Directors another firm of independent auditors at any time during the year if the Audit Committee determines such a change would be in the best interests of the stockholders and the Company.

Independent Auditor Information

The Company incurred the following fees for services performed by Ernst & Young LLP in 2005 and 2004:

	2005	2004
Audit Fees(1)	$829,759	$915,000
Audit Related Fees(2)	32,043	20,000
Tax Fees(3)	100,768	24,000
All Other Fees(4)	-0-	-0-
Total	$962,570	$959,000

(1)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered for the audit of the Company’s annual financial statements for each of the years ended December 31, 2005 and 2004 and for review of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of those years. The amount also includes $361k and $525k for fees billed for the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the Company’s financial statements for each of the years ended December 31, 2005 and 2004, and not included in the Audit Fees listed above. These services include audits of the Company’s employee benefit plans or consultations in connection with acquisitions.

(3)          Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2005 and 2004. These services included tax return preparation, and other U.S. and non-U.S. tax advisory and tax compliance services.

(4)          There were no other fees billed to the Company by Ernst & Young LLP for products and services other than as set forth above for the years ended December 31, 2005 or 2004.

The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2005, the Audit Committee approved all services performed by Ernst & Young LLC on behalf of the Company and its subsidiaries.

Vote Required

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for ratification of the appointment of Ernst & Young LLP.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

Certain Relationships and Related Transactions:

Mr.                Hunter is the Secretary of the Company, and he and his spouse are partners with the law firm of Sayles & Evans. Sayles & Evans has acted as regular outside legal counsel to the Company since 1956 and the Company expects to continue to use such services in 2006. During 2005 the Company paid Sayles & Evans $225,604 for legal services. Also, the Company has had in place for over 20 years a relocation policy for all employees which makes available a residence bridge loan on terms and conditions as contained in said written policy. Mr. Trego was first employed at the end of October 2005 and management inadvertently extended said bridge loan to Mr. Trego, on which loan there was due $136,592 on December 31, 2005. Management at that time had no actual knowledge that said loan violated the terms of the Sarbanes-Oxley Act of 2002. Management was first made aware of said violation on January 30, 2006 and Mr. Trego repaid 100% of said loan, together with interest, on February 1, 2006.

STOCKHOLDER PROPOSALS

Any stockholder proposal, including director nominations, intended to be presented at the 2006 Annual Meeting and included in the Company’s Proxy Statement and Proxy relating to that meeting must be received by the Company at One Hardinge Drive, Elmira, NY  14902, Attention: The Secretary, not later than November 29, 2006. Such proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in Company-sponsored proxy materials.

DIRECTOR COMMUNICATIONS

Stockholders may communicate with directors by contacting the Chairman of the Board or Chief Financial Officer at (607) 734-2281 or in writing at our headquarters. With no screening, the Chairman of the Board or Chief Financial Officer will relay the question or message to the specific director identified by the stockholder or, if no specific director is requested, to a director selected by the Chairman of the Board or Chief Financial Officer. During 2005 there was no material action taken by the Board as a result of a non-director stockholder communication.

OTHER MATTERS

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the stockholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

The Company has purchased insurance from Illinois National Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on April 1, 2006 and costs $185,000 on an annualized basis, which was paid by the Company. It is anticipated that a similar policy will be purchased effective upon termination of said coverage.

Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.’s Annual Report to stockholders for the year 2005 which was mailed to the stockholders on or about March 31, 2006.

A COPY OF HARDINGE INC.’S 2005 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO:  CHARLES R. TREGO, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY  14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE (www.hardinge.com).

BY ORDER OF THE BOARD OF DIRECTORS,
HARDINGE INC.
/s/ J. PHILIP HUNTER
J. PHILIP HUNTER
Secretary
Dated: March 31, 2006

Annual Meeting Proxy Card

A  Election of Directors

1. The Board of Directors recommends a vote FOR the listed nominess.

Class III Directors

	For	Withhold
01 - Douglas A. Greenlee	[ ]	[ ]

	For	Withhold
02 - John J. Perrotti	[ ]	[ ]

B Issue

The Board of Directors recommends a vote FOR the following proposal.

2. Proposal to ratify the appointment of Ernst & Young LLP	For	Against	Abstain
as the Company’s Independent auditors for 2006.	[ ]	[ ]	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 2, 2006

The undersigned hereby constitutes and appoints J. Patrick Ervin, Daniel J. Burke and Kyle H. Seymour, and each of them, his or her true and lawful agents and proxies with full power of  substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 2, 2006 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

[ ]	Mark this box with an X if you have made
changes to your name or address details above.

Annual Meeting Proxy Card - Retirement Plan

A  Election of Directors

PLEASE REFER TO THE REVERSE SIDE FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the listed nominees.

Class III Directors

	For	Withhold
01 - Douglas A. Greenlee	[ ]	[ ]

	For	Withhold
02 - John J. Perrotti	[ ]	[ ]

B Issue

2. Proposal to ratify the appointment of Ernst & Young LLP	For	Against	Abstain
as the Company’s Independent auditors for 2006.	[ ]	[ ]	[ ]

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy.  All joint holders must sign.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

Proxy — Hardinge Inc.

Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting

May 2, 2006

Hardinge Inc. Retirement Plan

The undersigned hereby constitutes and appoints Vanguard Fiduciary Trust Company, as Trustee under the Hardinge Inc. Retirement Plan, his or her true and lawful agents and proxies with full power of  substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 2, 2006 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side.

The undersigned hereby directs Vanguard Fiduciary Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned’s accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned’s name for which voting instructions have not been received prior to April 28, 2006 in the same proportion as those Plan shares for which it has received instructions.

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations.

This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposal 2.

PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

Internet and Telephone Voting Instructions

You can vote by telephone OR Internet!  Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

	To vote using the Telephone (within U.S. and Canada)		To vote using the Internet

•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any	•	Go to the following web site:
	time on a touch tone telephone. There is NO CHARGE to you for the call.		WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and
follow the simple instructions.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 2, 2006.

THANK YOU FOR VOTING